SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



         ---------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934



                           PROFESSIONAL BANCORP, INC.
                           --------------------------
              (Exact Name of Registrant as Specified in its Charter



        PENNSYLVANIA                     0-11223                95-3701137
        ------------                     -------                ----------
   (State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                   File Number)          Identification No.)



       606 BROADWAY, SANTA MONICA, CA                          90401
       ------------------------------                          -----
  (Address of Principal Executive Offices)                  (Zip Code)




        Registrant's telephone number, including area code: 310-458-1521
                                                            ------------

ITEM 5.  OTHER EVENTS


         Professional Bancorp, Inc. ("Bancorp") and its wholly-owned subsidiary, First Professional Bank, N.A. (the "Bank"), have entered into a Settlement Agreement and Release with St. Paul Mercury Insurance Company ("St. Paul"), their Directors and Officers Liability insurance carrier. St. Paul paid Bancorp and the Bank the total amount of $600,000 on December 22, 1997 in settlement of Bancorp's and the Bank's claim for reimbursement of certain non-recurring expenses in connection with the 1996 proxy contest and related litigation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PROFESSIONAL BANCORP, INC.


Dated:  January 9, 1998        By:   /s/ MELISSA LANFRE, Chief Financial Officer
                                     -------------------------------------------
                                     MELISSA LANFRE, Chief Financial Officer




                                      - 2 -